Exhibit 32.2
CERTIFICATION OF PERIODIC REPORT PURSUANT TO SECTION 906
OF SARBANES-OXLEY ACT OF 2002

I, the undersigned Becky Corigliano, Treasurer and Secretary of Western Goldfields, Inc. (the “Company”), do hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1. The Quarterly Report on Form 10-QSB of the Company for the quarter ended June 30, 2005 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 12, 2005     /s/ Becky Corigliano
                                Becky Corigliano
                                Treasurer and Secretary
                                Principal Accounting Officer